SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                   Form 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 6, 2004


                              99(CENT) ONLY STORES
               (Exact Name of Registrant as Specified in Charter)


           California                  1-11735                 95-2411605
  (State or Other Jurisdiction       (Commission             (IRS Employer
        of Incorporation)            File Number)         Identification No.)


  4000  East  Union  Pacific  Avenue
  City  of  Commerce,  California                                    90023
  (Address  of  Principal  Executive  Offices)                    (Zip  Code)


  Registrant's telephone number, including area code:  (323) 980-8145


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ITEM 4. Changes in Registrant's Certifying Auditors

     99 Cents Only Stores (the "Registrant") filed a Form 8-K on April 13, 2004 (the "Form 8-K) to announce that its Board of Directors had, upon the recommendation of its Audit Committee, approved the dismissal of PricewaterhouseCoopers LLP ("PWC") as the Registrant's outside auditors (but would continue to retain PWC for tax services). This Amendment to the Form 8-K is filed solely to provide a copy of the letter from PWC to the Securities and Exchange Commission, dated April 13, 2004 and received by the Registrant on April 14, 2004, stating that PWC has read the statements made by the Registrant in the Form 8-K and agrees with the statements concerning PWC in the Form 8-K. A copy of this letter (to which the Form 8-K was attached) is filed herewith as
Exhibit 99.1 and incorporated by reference herein.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     ( c ) Exhibits

             Exhibit 99.1

             Letter from PricewaterhouseCoopers LLP to the SEC, dated April 13, 2004


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           99(cent)ONLY STORES

Date:  April 16, 2004                     By:  /S/ ANDREW FARINA


                                          ---------------------------------
                                            Andrew Farina
                                            Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.     Description

99.1             Letter from PricewaterhouseCoopers LLP to the SEC, dated April
                 13, 2004


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